EXHIBIT 99.1
November 15, 2004

DEFENSE INDUSTRIES INTERNATIONAL, INC.

FOR:                       Defense Industries International, Inc.

KCSA                       Lee Roth / Jeff Corbin
CONTACT:                   (212) 896-1209 / (212) 896-1214
                           lroth@kcsa.com / jcorbin@kcsa.com



DEFENSE INDUSTRIES INTERNATIONAL REPORTS THIRD QUARTER 2004

FINANCIAL RESULTS

---

THIRD QUARTER REVENUES OF $3.2 MILLION, A 62% YEAR-OVER-YEAR INCREASE

---

EXPORT SALES INCREASE 272% OVER THIRD QUARTER 2003

---

GROSS PROFIT INCREASES 130% TO $1.15 MILLION

ASHKELON, ISRAEL, November 16, 2004 - Defense Industries International, Inc. (OTCBB: DFNS), a leading manufacturer and global provider of personal military and civilian protective equipment and supplies, announced yesterday its financial results for the third quarter and the nine month period ended September 30, 2004.

Revenues for the quarter ended September 30, 2004 were $3,181,111, an increase of 62.3%, compared to revenues of $1,960,300 for the three months ended September 30, 2003. The Company reported comprehensive income for the quarter of $253,489 compared to comprehensive income of $24,224 for the third quarter of 2003. Comprehensive income for each period includes adjustments related to foreign currency translation and unrealized gains or losses on securities available for sale.

Excluding these adjustments, net income for the period was $249,408, or $0.01 per share, compared with $40,888, or $0.00 per share, for the comparable period in 2003. Total basic and diluted shares outstanding used in the calculation of EPS for both periods were 25,350,000.

Gross profit for the third quarter of 2004 was $1,153,412, compared with gross profit of $495,960 for the third quarter of 2003. Operating income for the quarter increased to $563,240 compared with an operating loss of $49,617 for the 2003 period.

Gross profit margin for the three months ended September 30, 2004 was 36.3% compared with 25.3% for the same period in 2003. This increase is attributable to the increase in overseas sales that in this quarter were characterized by higher margins compared to the margins obtained on local sales. The Company does not anticipate any major change to its gross margin percentage during the remainder of 2004.

Revenues for the quarter included sales of approximately $1.0 million to the local market, compared with local sales of $1.38 million for the third quarter of 2003. Net sales from exports increased approximately 272% to $2.17 million, from $0.58 million in the third quarter of 2003. The increase in the export business is partially attributable to the sales of the Company's ballistic plates, blankets and lightweight vehicle armor kits that were introduced earlier this year as new product offerings.

For the nine months ended September 30, 2004, the Company reported revenues of $9,753,915, compared with revenues of $7,080,702 for the nine months ended September 30, 2003. Comprehensive income for the nine months of 2004 was $628,040 compared to comprehensive income of $269,559 for the nine months ended September 30, 2003. Comprehensive income for each period includes adjustments related to foreign currency translation and unrealized gains or losses on securities available for sale.

Excluding these adjustments, net income for the period was $681,742, or $0.03 per share, an increase of 378% compared with $142,604, or $0.01 per share for the comparable period in 2003.

Gross profit for the nine month was $2,974,178, compared with gross profit of $1,937,976 for the nine months ended September 30, 2003. The Company reported operating income of $1,309,061 for the first nine months of 2004, compared with $316,074 during the comparable period in 2003.

Sales to the local market for the first nine months of 2004 were approximately $2.7 million, compared with local sales of $4.08 million for the same period in 2003. Export sales for the period increased approximately 136% to $7.07 million, from $3.0 million reported in the nine-month period ended September 30, 2003. Commenting on the results, Joseph Fostbinder, CEO of Defense Industries said, "Our efforts to develop international operations places the Company in an excellent position to achieve long-term growth. Sales from exports continued to increase this quarter, led again by our new product offerings and successful sales and marketing efforts. We expect this momentum to continue into the fourth quarter, as we continue working toward new customer wins and securing follow-on business from our existing customer base."

Mr. Fostbinder continued, "We have a number of exciting new products under development, including stab-resistant solutions and polyethylene ballistic plates, and we are continuing to upgrade our lightweight vehicle armor kits. We believe these innovations in defensive solutions will help to strengthen our relationships with distributors, enhance Defense's brand appeal and help advance our strategic object to become a leading global provider of protective equipment and supplies."


ABOUT DEFENSE INDUSTRIES INTERNATIONAL, INC.

Defense Industries International, Inc. ("Defense Industries") (www.defense-industries.com) is a leading manufacturer and global provider of personal military and civilian protective equipment and supplies. Defense Industries' subsidiary, Export Erez Ltd., was formed and registered in 1983. Defense Industries' main products include body armor, bomb disposal suits and bullet-resistant vests and jackets; ballistic wall covers, helmets, plates and one-way protective windows; personal military equipment, battle pouch units and combat harness units; dry storage units, liquid logistics, tents and vehicle covers; and winter suits, sleeping bags and backpacks.

Defense Industries' products are used by military, law enforcement, border patrol enforcement and other special security forces, corporations, non-governmental organizations and individuals throughout the world. Customers include the Israel Defense Forces, the North Atlantic Treaty Organization
(NATO), the United Nations Peacekeeping Forces and other U.N. organizations.

Defense Industries manufactures its own products, thereby enabling it to offer highly competitive pricing and to fulfill product orders on a rapid and efficient basis. Its manufacturing facilities meet American EQNET and international ISO 9001 standards. Quality control in the Company's manufacturing facilities is performed according to ISO 9001; MIL.STD.105D; MIL-I-45208A (for the U.S. Armed Forces); AQAP (for the German Armed Forces and NATO); and the National Institute of Justice (N.I.J.).

Defense Industries' strategic objective is to be the leading global provider of personal military and civilian protective equipment and supplies. Defense Industries intends to realize its strategic objective by, amongst other methods, selectively pursuing strategic acquisitions that enhance its product lines and geographic presence in an effort to consolidate its highly fragmented industry and to create a more diverse and global reach in its marketplace.

SAFE HARBOR STATEMENT

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. CERTAIN STATEMENTS CONTAINED IN THIS PRESS RELEASE ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF APPLICABLE FEDERAL SECURITIES LAWS, INCLUDING, WITHOUT LIMITATION, ANYTHING RELATING OR REFERRING TO FUTURE FINANCIAL RESULTS AND PLANS FOR FUTURE BUSINESS DEVELOPMENT ACTIVITIES, AND ARE THUS PROSPECTIVE. FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES SOME OF WHICH CANNOT BE PREDICTED OR QUANTIFIED BASED ON CURRENT EXPECTATIONS. SUCH RISKS AND UNCERTAINTIES INCLUDE, WITHOUT LIMITATION, THE RISKS AND UNCERTAINTIES SET FORTH FROM TIME TO TIME IN REPORTS FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE, IT CAN GIVE NO ASSURANCE THAT SUCH EXPECTATIONS WILL PROVE TO HAVE BEEN CORRECT. CONSEQUENTLY, FUTURE EVENTS AND ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE SET FORTH IN, CONTEMPLATED BY, OR UNDERLYING THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN. THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY RELEASE TO THESE FORWARD-LOOKING STATEMENTS MADE TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF. NEITHER THE COMPANY NOR ITS AGENTS ASSUME RESPONSIBILITY FOR THE ACCURACY AND COMPLETENESS OF THE FORWARD-LOOKING STATEMENTS.

This release and prior releases are available on the KCSA Public Relations Worldwide website at www.kcsa.com.

                               (Tables to Follow)

                     DEFENSE INDUSTRIES INTERNATIONAL, INC.
                                AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                                 September 30,
                                                                                     2004          December 31,
                                                                                  (Unaudited)         2003
                                                                                  -----------      -----------
ASSETS
CURRENT ASSETS

 Cash and cash equivalents                                                        $   581,861      $   784,026
Trade accounts receivable, net of allowance for doubtful accounts
    of $89,084 and $68,345 respectively                                             2,915,028        1,912,747
 Trade accounts receivable - related parties, net                                     391,899          322,373
 Inventory                                                                          2,324,532        2,115,825
 Investment in marketable securities                                                  697,949          704,046
 Deferred taxes                                                                        47,969           45,353
 Other assets                                                                         464,882          422,489
                                                                                  -----------      -----------
       Total Current Assets                                                         7,424,120        6,306,859
                                                                                  -----------      -----------

PROPERTY, PLANT AND EQUIPMENT, NET                                                  1,607,466        1,662,902
                                                                                  -----------      -----------

OTHER ASSETS
 Deposits for the severance of employer-employee relations                            431,590          437,963
 Deferred taxes, long-term                                                             45,610          232,713
 Intangible assets                                                                     32,630           41,105
                                                                                  -----------      -----------
         Total Other Assets                                                           509,830          711,781
                                                                                  -----------      -----------

Total assets                                                                      $ 9,541,416      $ 8,681,542
                                                                                  ===========      ===========


LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
 Trade accounts payable                                                           $   754,801      $   730,562
 Short-term debt                                                                      498,673          719,642
 Current portion of long-term debt                                                    414,400          489,524
 Accrued expenses                                                                     499,467          272,103
 Other liabilities                                                                    515,317          331,411
                                                                                  -----------      -----------
       Total Current Liabilities                                                    2,682,658        2,543,242
                                                                                  -----------      -----------

LONG-TERM LIABILITIES
 Long-term portion of debt                                                            803,572          728,678
 Provision for the severance of employer-employee relations                           299,641          290,573
 Minority interest                                                                    883,562          852,914
                                                                                  -----------      -----------
       Total long-term Liabilities                                                  1,986,775        1,872,165
                                                                                  -----------      -----------
TOTAL LIABILITIES                                                                   4,669,433        4,415,407
                                                                                  -----------      -----------

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' EQUITY
 Preferred stock, $.0001 par value, 50,000,000 shares authorized, none issued
  and outstanding                                                                          --                -
 Common stock, $.0001 par value, 250,000,000 shares authorized, 25,350,000
  issued and outstanding                                                                2,535            2,535
 Additional paid-in capital                                                         1,711,450        1,711,450
 Retained earnings                                                                  3,449,523        2,767,781
 Accumulated other comprehensive loss                                                (291,525)        (215,631)
                                                                                  -----------      -----------
       Total Shareholders' Equity                                                   4,871,983        4,266,135
                                                                                  -----------      -----------

Total liabilities and shareholders' equity                                        $ 9,541,416      $ 8,681,542
                                                                                  ===========      ===========

                     DEFENSE INDUSTRIES INTERNATIONAL, INC.

                                AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      AND OTHER COMPREHENSIVE INCOME (LOSS)
         FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003
                                   (UNAUDITED)

                                                      FOR THE THREE     FOR THE THREE     FOR THE NINE      FOR THE NINE
                                                      MONTHS ENDED      MONTHS ENDED      MONTHS ENDED      MONTHS ENDED
                                                      SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,
                                                          2004              2003              2004               2003
                                                      ------------      ------------      ------------      ------------
 NET REVENUES                                         $  3,181,111      $  1,960,300      $  9,753,915      $  7,080,702
 COST OF SALES                                           2,027,699         1,464,340         6,779,737         5,142,726
                                                      ------------      ------------      ------------      ------------
 GROSS PROFIT                                            1,153,412           495,960         2,974,178         1,937,976
                                                      ------------      ------------      ------------      ------------

 OPERATING EXPENSES
 SELLING                                                   222,231           210,417           613,587           592,688
 GENERAL AND ADMINISTRATIVE                                367,941           335,160         1,051,530         1,029,214
                                                      ------------      ------------      ------------      ------------
 TOTAL OPERATING EXPENSES                                  590,172           545,577         1,695,117         1,621,902
                                                      ------------      ------------      ------------      ------------

 INCOME FROM OPERATIONS                                    563,240           (49,617)        1,309,061           316,074
                                                      ------------      ------------      ------------      ------------

 OTHER INCOME (EXPENSE)
 FINANCIAL (EXPENSE), NET                                  (47,787)          (42,699)         (110,582)         (200,592)
 OTHER INCOME (EXPENSE) - NET                              (39,947)           71,275            18,960            97,290
                                                      ------------      ------------      ------------      ------------
 TOTAL OTHER INCOME (EXPENSE)                              (87,734)           28,576           (91,633)         (103,302)
                                                      ------------      ------------      ------------      ------------

INCOME (EXPENSE) BEFORE INCOME TAXES                       475,506           (21,041)        1,217,438           212,772
 LESS: INCOME TAX EXPENSE (BENEFIT)                        212,583           (59,827)          496,284            65,086
                                                      ------------      ------------      ------------      ------------
INCOME BEFORE MINORITY INTEREST                            262,923            38,786           721,155           147,686
 MINORITY INTEREST LOSS (INCOME)                           (13,515)            2,102           (39,413)           (5,082)
                                                      ------------      ------------      ------------      ------------

 NET INCOME                                           $    249,408      $     40,888      $    681,742      $    142,604
                                                      ============      ============      ============      ============

 OTHER COMPREHENSIVE INCOME (LOSS)
 FOREIGN CURRENCY TRANSLATION GAIN (LOSS), NET
 OF MINORITY INTEREST PORTION                                6,257            83,692           (82,618)          150,608
 UNREALIZED GAIN (LOSS) ON
 AVAILABLE-FOR-SALE SECURITIES                                 ---          (109,730)              ---            (5,128)
                                                      ------------      ------------      ------------      ------------
 OTHER COMPREHENSIVE INCOME (LOSS) BEFORE TAX                6,257           (26,038)          (82,618)          145,480
 INCOME TAX (EXPENSE) BENEFIT RELATED TO ITEMS
 OF OTHER COMPREHENSIVE INCOME                              (1,967)            9,374            28,916           (52,373)
                                                      ------------      ------------      ------------      ------------

TOTAL OTHER COMPREHENSIVE INCOME (LOSS),
 NET OF TAX                                                  3,655           (16,664)          (53,702)           93,107
                                                      ------------      ------------      ------------      ------------
 COMPREHENSIVE (EXPENSE) INCOME                       $    253,489      $     24,224      $    628,040      $    269,559
                                                      ============      ============      ============      ============

 NET INCOME PER SHARE - BASIC AND DILUTED             $       0.01      $        ---      $      0.025      $       0.01
                                                      ============      ============      ============      ============

 WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
 DURING THE PERIOD - BASIC AND DILUTED                  25,350,000        25,350,000        25,350,000        25,350,000
                                                      ============      ============      ============      ============